Exhibit 13.1
Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code)
Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Grupo Aeroportuario del Sureste, S.A.B. de C.V. (the “Company”), does hereby certify to such officer’s knowledge that:
The annual report on Form 20-F for the year ended December 31, 2009 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 28, 2010
/s/ Fernando Chico Pardo
	Name:	Fernando Chico Pardo
	Title:	Chief Executive Officer

Dated: May 28, 2010	/s/ Adolfo Castro Rivas
	Name:	Adolfo Castro Rivas
	Title:	Chief Financial Officer